Putnam
Convertible
Income-Growth
Trust

ANNUAL REPORT

October 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* Putnam Convertible Income-Growth Trust has earned consistently high rankings from Lipper Analytical Services for total-return performance. The fund's class A shares were ranked 1 out of 10 convertible securities funds for 10-year performance through October 31, 1996. The fund has also outperformed its competition over shorter time periods. Its class A shares were ranked 4 out of 19 funds for 5-year performance, 1 out of 27 funds for 3-year performance, and 12 out of 42 funds for 1-year performance through October 31, 1996*

* "The marketplace for convertible securities has grown increasingly popular with both institutional and retail investors thanks to a combination of attractive historical returns and, over time, lower volatility than common stocks."+

                            -- Hugh H. Mullin, Lead Manager
                               Putnam Convertible Income-Growth Trust

       CONTENTS

 4     Report from Putnam Management

 8     Fund performance summary

16     Portfolio holdings

29     Financial statements

*Lipper rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund's class B and class M shares ranked 15 and 14, respectively, out of 42 convertible securities funds for 1-year performance through 10/31/96. Class B and class M shares were not ranked over longer applicable periods. Past performance is not indicative of future results.

+According to Putnam research.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

Stock and bond market environments amenable toward convertible securities helped Putnam Convertible Income-Growth Trust post yet another successful year during the 12 months ended October 31, 1996. Continued economic growth at a pace that kept inflation at bay and interest rates that remained fairly stable were the key ingredients in maintaining this favorable setting.

Fund managers Hugh Mullin and Charles Pohl took advantage of these conditions by directing roughly a quarter of the fund's assets into common stocks as the equity market continued its advance. They also utilized Putnam's extensive research capabilities -- and their own firsthand evaluations -- in selecting convertibles as these securities responded favorably to stock market strength throughout the period.

Hugh and Charlie provide specific details in the following report as they discuss your fund's performance in fiscal 1996 and prospects for fiscal 1997.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

December 18, 1996



Report from the Fund Managers
Hugh H. Mullin, lead manager
Charles G. Pohl

Strong market performance, favorable supply and demand conditions, and successful security selection drove all share classes of Putnam Convertible Income-Growth Trust to double-digit returns at net asset value for the 12 months ended October 31, 1996. While not wanting to minimize the achievements of this past year, we do believe that your fund's longer-term performance is a more useful reference for investors than that of any single year. And, as we have detailed on page 2, over periods of one year or more your fund has excelled among other similarly managed portfolios. Additional performance results for all share classes, along with comparative indexes, are listed in the performance summary that begins on page 8.

* SLOW-GROWTH ECONOMY FAVORED STOCKS AND CONVERTIBLES

Continued economic growth and low inflation characterized your fund's 1996 fiscal year. Overall, the strength of corporate America, exemplified by high returns on equity and disciplined cost containment, kept the stock market on an unprecedented positive track. Bonds experienced a decline during the first half of the fiscal year when investors feared that an accelerating economy would lead the Federal Reserve Board to boost interest rates. By the second half of the year however, bonds rebounded as it became apparent that economic growth remained sufficiently moderate to avoid spurring inflation.

Given this investment climate, we combined asset allocation and security selection to structure the fund's portfolio. Keeping more than a quarter of the fund's assets invested in common stocks allowed us to take direct advantage of the market's rise. The built-in equity features of convertible bonds allowed these securities -- your fund's primary focus -- to benefit as well. In fact, as we mentioned in your fund's most recent semiannual report, many of the current issuers of convertible bonds are smaller companies seeking expansion capital, rather than established companies in need of operating funds. This shift in the composition of the convertible market has resulted in a pool of securities whose prices are generally more responsive to changes in stock prices than to fluctuations in interest rates.

* CONVERTIBLES' POPULARITY GROWS AMID LIMITED SUPPLY

Despite increasing in popularity with both institutional and individual investors, the supply of convertibles has remained relatively flat over the past two years. Many companies that issued convertibles in the early 1990s to help them recover from the recession have taken advantage of today's healthier economic climate to convert their bonds into equities. New issuance has failed to keep pace with conversions, redemptions, and calls -- redeeming the securities before their stated maturity dates -- and, consequently, the supply of convertibles remains tight. This tight supply, combined with the increased demand, creates a positive environment for your fund's holdings.

* IN-DEPTH RESEARCH AND FIRSTHAND EVALUATIONS GUIDE PORTFOLIO SELECTIONS

When selecting stocks and convertibles for your fund's portfolio, we seek quality companies whose stocks appear to be undervalued in the market yet possess strong potential for growth. Our in-depth research goes beyond how the companies look on paper to include on-site visits and regular contact with management. A common factor we consider is the potential for internal change -- some initiative on the part of the company to develop in a new direction, whether through geographic expansion, innovative products and marketing strategies, or simply a shift of management style.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS (10/31/96)*]

TOP INDUSTRY SECTORS (10/31/96)*

Banks                      8.5%

Oil and gas                6.3%

Insurance and finance      5.8%

Retail                     5.7%

Electronics and electrical
 equipment                 4.8%

Footnote reads:
*Based on net assets. Top industry weightings will vary over time.

July's brief technology-driven market correction gave us the opportunity to capitalize on some of our research at a particularly favorable time. In the months leading up to the correction, we had amassed a select list of securities in the technology sector that we believed exhibited strong potential. We waited patiently for opportunities to obtain these holdings at attractive prices and were ultimately rewarded.

One niche within the computer industry that we found particularly appealing was contract manufacturing, whereby companies assume responsibility for manufacturing another company's products, often carrying out the job with higher quality and lower costs. One such holding we acquired during the correction was Sanmina Corporation, a leading electronics contract manufacturer. Operating from facilities in California, Texas, and New Hampshire, the company provides customized integrated manufacturing services to companies in the telecommunications, data communications, computer systems, and industrial and medical instrumentation industries. While Sanmina, along with other companies discussed in this report, was viewed favorably at the end of the fiscal year, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

The continued success of holdings in the financial sector also contributed to the fund's performance in the second half of fiscal 1996. The sector showed some strong returns for both stocks and convertibles, yet remains undervalued, in our opinion, and may still contribute to fund performance going forward. Regional banks and insurance companies are both well represented in the portfolio, which includes investments in Banc One, St. Paul Capital, and USF&G, among others.

Successful cost-cutting measures and an environment of rising commodities prices led us to take profits in the fund's smaller oil services holdings, redeploying assets into diverse sectors in which we found companies that met our value-investment criteria. Our investment in the convertible bonds issued by Air Touch, a Pacific Telesis spinoff and a market leader in the cellular communications industry, is one that we believe may remain attractive even in a slowing U.S. economy, thanks to the company's solid growth dynamics and important worldwide concessions.

[GRAPHIC OMITTED: TOP 10 HOLDINGS (10/31/96)*]

TOP 10 HOLDINGS (10/31/96)*

Rogers Communications, 2% convertible, 2005
Telecommunications

Healthsource, Inc., 5% convertible, 2003
Health maintenance organization

Banamex (Nassau Branch), 11% convertible, 2003
Banking

Softkey International, Inc., 5.5% convertible, 2000
Consumer software

Magna International, 5% convertible, 2002
Automotive parts and accessories

Mitsubishi Bank Ltd. Int'l Finance, 3% convertible, 2002
Banking

Baker (J.), Inc., 7% convertible, 2002
Footwear retailing

Sumitomo Bank Ltd., 0.75% 144A convertible, 2001
Banking

Freeport-McMoRan Copper Co., Inc., $1.75 convertible pfd.
Metals and mining

USF&G Corp., 0% convertible, 2009
Insurance and finance

Footnote reads:
*Top 10 holdings represent 8.1% of the fund's net assets. Portfolio holdings will vary over time. For complete descriptions of top 10 holdings, please see listing of portfolio holdings beginning on page 16.

* SHORT-TERM OUTLOOK REMAINS FAVORABLE

As your fund enters fiscal year 1997, we believe moderate growth and low inflation are likely to continue to dominate the U.S. economy -- a scenario that favors both common stocks and convertible securities. No matter what the investment climate, however, we remain committed to our diversified, value-oriented strategy and will continue to employ the same combination of in-depth analysis and firsthand evaluations that have thus far earned your fund its solid reputation.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Convertible Income-Growth Trust is designed for investors seeking current income and capital appreciation mainly through bonds and preferred stocks convertible into common stock, with capital conservation as a secondary objective.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/96

                           Class A           Class B          Class M
 (inception date)         (6/29/72)         (7/15/93)        (3/13/95)
                         NAV     POP      NAV     CDSC     NAV     POP
------------------------------------------------------------------------
1 year                 18.99%   12.17%  18.14%  13.14%    18.30%  14.17%
------------------------------------------------------------------------
5 years                99.37    87.93      --      --        --      --
Annual average         14.80    13.45      --      --        --      --
------------------------------------------------------------------------
10 years              180.63   164.54      --      --        --      --
Annual average         10.87    10.22      --      --        --      --
-----------------------------------------------------------------------
Life of class             --       --   42.84   39.84     33.66   28.95
Annual average            --       --   11.41   10.70     19.35   16.77
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 5.75% maximum sales charge for class A shares and 3.50% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



[GRAPHIC WORM CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 10/31/86

Starting value  (Insert ending Total)
$9,425          Fund's class A shares at POP         $26,454
$10,000         S&P 500 Index                        $39,200
$10,000         Lehman Bros. Corporate Bond Index    $24,361


(plot points for 10-year total return mountain chart)

                                              Lehman Corp
Date/year    Fund at POP    S&P 500 Index     Bond Index
10/31/86      9425          10000             10000
10/31/87      8767          10633             10194
10/31/88      9942          12217             11545
10/31/89     11423          15438             12977
10/31/90      9543          14282             13530
10/31/91     13269          19066             15913
10/31/92     15678          20960             17682
10/31/93     19088          24064             20362
10/31/94     19438          24992             19307
10/31/95     22233          31592             22934
10/31/96     26454          39200             24361

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 7/15/93 would have been valued at $14,284 on 10/31/96 ($13,984 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 3/13/95 would have been valued at $13,366 at net asset value on 10/31/96 ($12,895 at public offering price).

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/96

                                                      Lehman Bros.
                                  S&P 500            Corporate Bond
                                   Index                 Index
------------------------------------------------------------------------
1 year                             24.08%                 6.22%
-----------------------------------------------------------------------
5 years                           105.60                 53.09
Annual average                     15.50                  8.89
------------------------------------------------------------------------
10 years                          292.00                143.61
Annual average                     14.64                  9.31
-----------------------------------------------------------------------
Life of class B                    70.56                 24.42
Annual average                     17.35                  6.77
------------------------------------------------------------------------
Life of class M                    50.48                 19.31
Annual average                     27.67                 11.13
------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)

                          Class A           Class B          Class M
(inception date)         (6/29/72)         (7/15/93)        (3/13/95)
                        NAV     POP       NAV     CDSC     NAV     POP
------------------------------------------------------------------------
1 year                16.00%   9.31%    15.10%  10.10%   15.38%  11.31%
------------------------------------------------------------------------
5 years              102.49   90.85        --      --       --      --
Annual average        15.15   13.80        --      --       --      --
-----------------------------------------------------------------------
10 years             187.62  171.11        --      --       --      --
Annual average        11.14   10.49        --      --       --      --
------------------------------------------------------------------------
Life of class            --      --     41.82   38.82    32.71   28.04
Annual average           --      --     11.50   10.76    19.89   17.17
-----------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or for payments under the fund's class A distribution plan prior to its implementation. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 10/31/96

                         Class A             Class B          Class M
-----------------------------------------------------------------------
Distributions (number):     4                   4                4
-----------------------------------------------------------------------
Income                   $0.978              $0.840           $0.897
------------------------------------------------------------------------
Capital gains:
-----------------------------------------------------------------------
Long-term                 0.448               0.448            0.448
-----------------------------------------------------------------------
Short-term                0.266               0.266            0.266
------------------------------------------------------------------------
Total                    $1.692              $1.554           $1.611
-----------------------------------------------------------------------
Share value:                 NAV     POP      NAV      NAV     POP
-----------------------------------------------------------------------
10/31/95                   $19.42  $20.60   $19.30   $19.37  $20.07
-----------------------------------------------------------------------
10/31/96                    21.24   22.54    21.09    21.14   21.91
-----------------------------------------------------------------------
Current return (end of period)
-----------------------------------------------------------------------
Current dividend rate1       4.52%   4.26%    3.89%    4.11%   3.96%
-----------------------------------------------------------------------
Current 30-day SEC yield2    4.18    3.94     3.43     3.68    3.55
------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.



TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index is an unmanaged list of large-capitalization common stocks and is frequently used as a general gauge of stock market performance.*

Lehman Brothers Corporate Bond Index is an unmanaged list of corporate bonds.*

*Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



A Putnam perspective on risk and reward

You've probably been told how important it is to understand the relationship between an investment's potential rewards and its accompanying risks. Given the cautionary nature of such instructions, it may take most investors a while to realize that risk has a positive side.

Every risk signals a potential reward. Selecting only those investments that offer the greatest degree of security generally leads to only modest rewards. Furthermore, even insured or guaranteed investments may be subject to changes in their rates of return or, in some cases, in their principal values. Experienced investors know that no investment is truly risk free and are therefore willing to take on some measure of risk in order to increase their potential gains.

The greater the risk, the greater the potential reward. Accepting an appropriate level of investment risk can give you a better chance of outpacing inflation over time and seeking to maximize your investment's return. How much risk? Your financial advisor's feedback and your time horizon can make all the difference in determining how much risk is compatible with your investment goals and your peace of mind.

* FITTING YOUR FUND SELECTION TO YOUR RISK TOLERANCE

How do you find the right balance between investment risks and their potential rewards? It's helpful to understand the types of risks that can apply to different types of investments, and to look at your own portfolio with this perspective.

For short-term goals, your first priority may be managing market risk. Longer-term investors may be more concerned with inflation risk. And all income-oriented investors should consider interest-rate, credit, and prepayment risks carefully. Within each of Putnam's four investment categories, you can select funds with differing levels of risk and reward potential to customize your portfolio.

This list covers only the most general types of risks; however, each investment will also have its own specific risks. You will find a more detailed discussion of these risk considerations in each fund's prospectus.

* A RUNDOWN OF RISK TYPES

MARKET RISK Most important for stock funds, but relevant to all funds, this is a measure of how sensitive a fund's holdings are to changes in general market conditions. Remember, though, that securities that lose value quickly in market declines may also show the strongest gains in more favorable environments.

INTEREST-RATE RISK Since bond prices fall as interest rates rise, this type of risk is a particular concern for fixed-income inves-tors. However, interest-rate increases can also have a substantial negative effect on the stock market.

INFLATION RISK If your investments cannot keep pace with inflation, your money will begin to lose its purchasing power. Stock investments are generally considered among the best ways of addressing inflation risk over the long term.

CREDIT AND PREPAYMENT RISK Credit risk is the concern that the security's issuer will not be able to meet its payment, while prepayment risk involves the premature payoff of a loan, with a resulting loss of interest income. Professional management and in-depth research are invaluable in managing both these risks.

LIQUIDITY RISK Not all investments can be readily converted into cash at their perceived market values. Liquidity risk can affect the price of securities held in the fund's portfolio and, thus, the fund's share prices.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund (DOUBLE DAGGER)

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]
Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts (2 DOUBLE DAGGERS)

 * Formerly Natural Resources Fund

 + Formerly Overseas Growth Fund

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

 ** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[2 DBL. DAGGERS] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Report of independent accountants
For the fiscal year ended October 31, 1996

To the Trustees and Shareholders of
Putnam Convertible Income-Growth Trust

We have audited the accompanying statement of assets and liabilities of Putnam Convertible Income-Growth Trust, including the portfolio of investments owned, as of October 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Convertible Income-Growth Trust as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                    Coopers & Lybrand L.L.P.
Boston, Massachusetts
December 13, 1996




Portfolio of investments owned
October 31, 1996

CONVERTIBLE BONDS AND NOTES  (45.7%) *
PRINCIPAL AMOUNT                                                                                                VALUE

Aerospace and Defense  (0.5%)
---------------------------------------------------------------------------------------------------------------------
       $3,750,000  Rohr Industries, Inc. cv. sub. deb. 7s, 2012                                             3,225,000
        2,250,000  UNC Inc. cv. sub. deb. 7 1/2s, 2006                                                      2,126,250
                                                                                                       --------------
                                                                                                            5,351,250

Automotive  (2.1%)
---------------------------------------------------------------------------------------------------------------------
        9,740,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                           5,917,050
        7,500,000  Magna International cv. sub. deb. 5s, 2002                                               8,212,500
        3,750,000  Mascotech, Inc. cv. sub. deb. 4 1/2s, 2003                                               3,000,000
JPY   400,000,000  Toyota Motor Corp. cv. deb. 1.2s, 1998 (Japan)                                           4,878,049
                                                                                                       --------------
                                                                                                           22,007,599

Banks  (2.6%)
---------------------------------------------------------------------------------------------------------------------
       $8,852,000  Banamex (Nassau Branch) 144A cv. jr. sub. notes 11s, 2003 (Mexico)                       8,896,260
        2,073,000  Banco Nacional de Mexico S.A. cv. bonds 7s, 1999 (Bahamas)                               1,933,073
          380,000  Banco Nacional de Mexico 144A cv. company guaranty 7s, 1999 (Bahamas)                      354,350
        7,500,000  Mitsubishi Bank Ltd. International Finance (Bermuda) cv.
                   trust guaranteed notes 3s, 2002 (Japan)                                                  8,146,875
JPY   830,000,000  Sumitomo Bank Ltd. 144A cv. bank guarantee 3/4s, 2001 (Japan)                            7,973,768
                                                                                                       --------------
                                                                                                           27,304,326

Basic Industrial Products  (1.9%)
---------------------------------------------------------------------------------------------------------------------
       $7,000,000  Cooper Industries, Inc. cv. sub. 7.05s, 2015                                             7,420,000
        3,700,000  SKF Corp. 144A cv. deb. zero %, 2002 (Sweden)                                            2,968,593
        1,000,000  Thermo Electron Corp. cv. deb. 5s, 2001                                                  1,750,000
        4,000,000  Thermo Electron Corp. 144A cv. sub. 4 1/4s, 2003                                         4,520,000
        1,590,000  Titan Wheel International Inc. cv. sub. deb. 4 3/4s, 2000                                1,673,475
        1,270,000  Trimas Corp. cv. sub. deb. 5s, 2003                                                      1,377,950
                                                                                                       --------------
                                                                                                           19,710,018

Broadcasting  (0.3%)
---------------------------------------------------------------------------------------------------------------------
        3,100,000  International Cabletel Inc. 144A cv. sub. deb. 7 1/4s, 2005                              3,247,250

Building and Construction  (0.7%)
---------------------------------------------------------------------------------------------------------------------
        1,140,000  Continental Homes Holding cv. sub. notes 6 7/8s, 2002                                    1,111,500
        3,000,000  Empresas Ica Sociedad ADS cv. sub. deb. 5s, 2004 (Mexico)                                1,995,000
        3,000,000  New World Infrastructure Ltd. 144A cv. bonds 5s, 2001(Hong Kong)                         3,225,000
        1,805,000  U.S. Home Corp. cv. deb. 4 7/8s, 2005                                                    1,550,044
                                                                                                       --------------
                                                                                                            7,881,544

Business Equipment and Services  (2.0%)
---------------------------------------------------------------------------------------------------------------------
          750,000  Career Horizons, Inc. cv. bonds 7s, 2002                                                 1,757,813
        3,750,000  Conner Peripherals, Inc. cv. sub. deb. 6 1/2s, 2002                                      4,654,688
        4,850,000  Corporate Express, Inc. 144A cv. notes 4 1/2s, 2000                                      4,534,750
        6,590,000  Maxtor Corp. cv. sub. deb. 5 3/4s, 2012                                                  4,481,200
        2,535,000  National Data Corp. sub. notes 5s, 2003                                                  2,535,000
          750,000  US Office Products Co. cv. sub notes 5 1/2s, 2003                                          678,750
        3,000,000  US Office Products Co. 144A cv. sub. notes 5 1/2s, 2003                                  2,707,500
                                                                                                       --------------
                                                                                                           21,349,701

Computer Equipment  (0.2%)
---------------------------------------------------------------------------------------------------------------------
        2,500,000  Synoptics Communications Inc. 144A cv. sub. deb. 5 1/4s, 2003                            2,190,625

Computers  (1.1%)
---------------------------------------------------------------------------------------------------------------------
        2,500,000  Apple Computer, Inc. 144A cv. sub. notes 6s, 2001                                        2,550,000
        2,915,000  EMC Corp. cv. sub. notes 4 1/4s, 2001                                                    3,935,250
          750,000  MacNeal-Schwendler cv. sub. deb. 7 7/8s, 2004                                              682,500
        3,225,000  Safeguard Scientifics, Inc. 144A cv. sub. notes 6s, 2006                                 4,398,094
                                                                                                       --------------
                                                                                                           11,565,844

Computer Software (0.8%)
---------------------------------------------------------------------------------------------------------------------
       10,800,000  Softkey International, Inc. 144A cv. sr. notes 5 1/2s, 2000                              8,802,000

Conglomerates  (0.5%)
---------------------------------------------------------------------------------------------------------------------
          750,000  Alfa S.A. 144A cv. sub. notes 8s, 2000 (Mexico)                                            787,500
        2,250,000  Hexcel Corp. cv. sub. notes 7s, 2003                                                     3,015,000
        1,500,000  Samsung Heavy Industries cv. deb. 1/2s, 2009                                             1,605,000
                                                                                                       --------------
                                                                                                            5,407,500

Consumer Durable Goods  (0.7%)
---------------------------------------------------------------------------------------------------------------------
       18,500,000  Whirpool Corp. cv. LYON (Liquid Yield Option Notes) zero %, 2011                         7,099,375

Consumer Non Durables  (1.6%)
---------------------------------------------------------------------------------------------------------------------
        1,625,000  BEC Group, Inc. cv. sub. notes 8s, 2002 (2 double daggers)                               1,511,250
        1,050,000  Bell Sports Corp. cv. sub. deb. 4 1/4s, 2000                                               801,938
       22,250,000  Coleman Worldwide Corp. cv. sr. sec. LYON zero %, 2013                                   6,369,063
        2,000,000  Dixie Yarns, Inc. cv. deb. 7s, 2012                                                      1,580,000
        8,045,000  Standard Commercial Corp. cv. sub. deb. 7 1/4s, 2007                                     6,224,819
                                                                                                       --------------
                                                                                                           16,487,070

Consumer Services  (3.4%)
---------------------------------------------------------------------------------------------------------------------
        8,300,000  ADT Operations Inc. cv. sub. notes zero %, 2010                                          4,876,250
       13,350,000  Boston Chicken, Inc. cv. LYON zero %, 2015                                               4,238,625
        1,500,000  Comcast Corp. cv. sub. deb. stepped-coupon 3 3/8s,
                   (5 1/2s, 9/9/97), 2005 ++                                                                1,295,625
       12,750,000  Comcast Corp. cv. notes 1 1/8s, 2007                                                     5,849,063
       20,150,000  Hollinger, Inc. cv. LYON zero %, 2013                                                    6,851,000
          280,000  Pharmaceutical Marketing Services Inc. cv. notes 6 1/4s, 2003                              219,800
        6,190,000  Pharmaceutical Marketing Services Inc. 144A cv. deb. 6 1/4s, 2003                        4,743,075
        3,725,000  Protection One Alarm cv. sr. sub. notes 6 3/4s, 2003                                     3,562,031
        4,630,000  WMS Industries, Inc. cv. deb. 5 3/4s, 2002                                               4,676,300
                                                                                                       --------------
                                                                                                           36,311,769

Electronics and Electrical Equipment  (3.4%)
---------------------------------------------------------------------------------------------------------------------
        1,850,000  Diagnostic Retrieval System cv. sr. sub. deb. 9s, 2003                                   2,349,500
        6,000,000  Magnetek, Inc. cv. deb. 8s, 2001                                                         5,970,000
        7,615,000  Motorola, Inc. cv. sub. deb. LYON zero %, 2013                                           5,178,200
        1,000,000  Park Electrochemical Corp. cv. sub. notes 5 1/2s, 2006                                     840,000
        4,745,000  Richardson Electronics Ltd. cv. sub. deb. 7 1/4s, 2006                                   4,027,319
        1,700,000  S3, Inc. 144A cv. sub. notes 5 3/4s, 2003                                                2,006,000
        2,600,000  Sanmina Corp. 144A cv. sub. notes 5 1/2s, 2002                                           4,472,000
        3,165,000  SCI Systems, Inc. cv. sub. notes 5s, 2006                                                3,837,563
        5,500,000  Texas Instruments cv. sub. deb. 2 3/4s, 2002                                             6,682,500
                                                                                                       --------------
                                                                                                           35,363,082

Electronic Components and Instruments  (0.9%)
---------------------------------------------------------------------------------------------------------------------
        1,900,000  Thermo Instrument Systems, Inc. 144A cv. deb. 4 1/2s, 2003                               1,890,500
        1,215,000  Thermo Instrument Systems 144A cv. company guaranty
                   3 3/4s, 2000                                                                             2,145,994
        2,700,000  Thermo Optek Corp. 144A cv. bonds 5s, 2000                                               2,754,000
        2,295,000  Thermo Quest Corp. 144A cv. company guaranty 5s, 2000                                    2,295,000
                                                                                                       --------------
                                                                                                            9,085,494

Environmental Control  (1.6%)
---------------------------------------------------------------------------------------------------------------------
        3,100,000  OHM Corp. cv. sub. deb. 8s, 2006                                                         2,805,500
        3,940,000  Thermo Terratech, Inc. 144A cv. sub. deb. 4 5/8s, 2003                                   3,664,200
        2,060,000  U.S. Filter Corp. 144A cv. sub. notes 6s, 2005                                           3,934,600
        6,378,000  WMX Technologies, Inc. cv. sub. notes 2s, 2005                                           6,059,100
                                                                                                       --------------
                                                                                                           16,463,400

Food  (0.4%)
---------------------------------------------------------------------------------------------------------------------
        2,500,000  Chiquita Brands International cv. deb. 7s, 2001                                          2,212,500
        2,400,000  Chiquita Brands International, Inc. 144A cv. sub 7s, 2001                                2,124,000
                                                                                                       --------------
                                                                                                            4,336,500

Food and Beverages  (0.4%)
---------------------------------------------------------------------------------------------------------------------
        4,000,000  Grand Metropolitan PLC cv. unsub. deb.
                   6 1/2s, 2000 (United Kingdom)                                                            4,690,000

Health Care  (3.5%)
---------------------------------------------------------------------------------------------------------------------
        3,600,000  American Medical Response 144A cv. sub. notes 5 1/4s, 2001                               3,690,000
        2,740,000  Careline, Inc. cv. sr. sub. notes 8s, 2001                                               3,109,900
       11,450,000  Healthsource, Inc. 144A cv. sub. notes 5s, 2003                                          9,059,813
        1,500,000  NovaCare, Inc. cv. sub. deb. 5 1/2s, 2000                                                1,338,750
        3,235,000  Renal Treatment Centers, Inc. 144A cv. sub. notes 5 5/8s, 2006                           3,235,000
        2,350,000  Rotech Medical Corp. 144A cv. sub. deb. 5 1/4s, 2003                                     2,000,438
        2,435,000  Quantum Health Resources, Inc. cv. sub. deb. 4 3/4s, 2000                                2,154,975
        6,500,000  Theratx Inc. 144A cv. sub. 8s, 2002                                                      5,850,000
        2,738,000  Theratx Inc. cv. sub. deb. 8s, 2002                                                      2,464,200
        4,250,000  Vivra, Inc. 144A cv. sub. notes 5s, 2001                                                 4,467,813
                                                                                                       --------------
                                                                                                           37,370,889

Hospital Management and Medical Services  (1.6%)
---------------------------------------------------------------------------------------------------------------------
        1,900,000  Complete Management, Inc. cv. sub. deb. 8s, 2003                                         2,208,750
        3,270,000  Integrated Health Services, Inc. cv. sub. deb. 6s, 2003                                  3,204,600
        4,665,000  Sun Healthcare Group Inc. 144A cv. sub. 6s, 2004                                         4,134,356
        3,450,000  Tenet Health Care Corp. cv. sub. notes 6s, 2005                                          3,523,313
        2,545,000  U.S. Diagnostic Laboratories, Inc. 144A
                   cv. sub. deb. 9s, 2003                                                                   3,817,500
                                                                                                       --------------
                                                                                                           16,888,519

Insurance and Finance  (1.8%)
---------------------------------------------------------------------------------------------------------------------
        5,000,000  NAC Re Corp. cv. deb. 5 1/4s, 2002                                                       4,906,250
        3,640,000  Pioneer Financial Services cv. sub. notes 6 1/2s, 2003                                   3,767,400
        1,990,000  Trenwick Group, Inc. cv. deb. 6s, 1999                                                   2,159,150
       12,300,000  USF&G Corp. cv. sub. notes zero %, 2009                                                  7,779,750
                                                                                                       --------------
                                                                                                           18,612,550

Medical Supplies and Devices  (0.6%)
---------------------------------------------------------------------------------------------------------------------
        2,000,000  Phoenix Shannon 144A cv. sr. sub. notes 9 1/2s, 2000                                     1,535,000
        3,200,000  Uromed Corp. 144A cv. sub. notes 6s, 2003                                                3,112,000
        1,000,000  Ventritex, Inc. cv. sub. notes 5 3/4s, 2001                                              1,480,000
                                                                                                       --------------
                                                                                                            6,127,000

Metals and Mining  (0.3%)
---------------------------------------------------------------------------------------------------------------------
        2,739,500  Quanex Corp. cv. sub. deb. 6.88s, 2007                                                   2,828,534

Oil and Gas  (1.4%)
---------------------------------------------------------------------------------------------------------------------
        2,995,000  Cross Timbers Oil Co. cv. deb. 5 1/4s, 2003                                              3,290,756
        2,750,000  Pennzoil Co. cv. sub. deb. 6 1/2s, 2003                                                  4,317,500
          915,000  Pogo Producing Co. cv. sub. notes 5 1/2s, 2004                                           1,883,756
        3,170,000  Pride Petroleum Services, Inc. cv. sub. deb. 6 1/4s, 2006                                4,913,500
                                                                                                       --------------
                                                                                                           14,405,512

Oil and Gas Pipelines  (0.3%)
---------------------------------------------------------------------------------------------------------------------
        2,250,000  SFP Pipeline Holdings Inc. cv. variable rate exch.
                   deb. 11.16s, 2010 (2 double daggers)                                                     2,745,000

Paper and Forest Products  (0.8%)
---------------------------------------------------------------------------------------------------------------------
        4,750,000  Stone Container Corp. cv. sr. sub. notes 8 7/8s, 2000                                    6,667,813
        1,800,000  Stone Container Corp. cv. sub. deb. 6 3/4s, 2007                                         1,525,500
                                                                                                       --------------
                                                                                                            8,193,313

Pharmaceuticals  (2.2%)
---------------------------------------------------------------------------------------------------------------------
       10,815,000  Alza Corp. cv. sub. LYON zero %, 2014                                                    4,474,706
        3,890,000  Nabi, Inc. 144A cv. sub. notes 6 1/2s, 2003                                              3,685,775
        4,040,000  North American Vaccine, Inc. 144A
                   cv. sub. notes 6 1/2s, 2003                                                              3,888,500
        2,500,000  IVAX Corp. cv. deb. 6 1/2s, 2001                                                         2,259,375
        7,130,000  Roche Holdings, Inc. 144A cv. unsub. LYON zero %,
                   2010 (Switzerland)                                                                       3,146,113
        5,425,000  Sandoz Capital BVI Ltd. 144A cv. company guaranty
                   2s, 2002 (Switzerland)                                                                   6,001,406
                                                                                                       --------------
                                                                                                           23,455,875

Publishing  (0.4%)
---------------------------------------------------------------------------------------------------------------------
        4,700,000  Thomas Nelson, Inc. 144A cv. sub. notes 5 3/4s, 1999                                     4,523,750

Real Estate  (0.8%)
---------------------------------------------------------------------------------------------------------------------
        1,200,000  Alexander Haagen Properties cv. sub. deb.
                   Ser. A, 7 1/2s, 2001(R)                                                                  1,098,000
        1,985,000  Camden Property Trust cv. sub. deb. 7.33s, 2001(R)                                       2,245,531
        1,410,000  LTC Properties, Inc. cv. sub. deb. 7 3/4s, 2002 (R)                                      1,452,300
        3,750,000  Malan Realty Investors cv. sub. notes 9 1/2s, 2004 (R)                                   3,440,625
                                                                                                       --------------
                                                                                                            8,236,456

Recreation  (0.2%)
---------------------------------------------------------------------------------------------------------------------
        2,000,000  Speedway Motorsports, Inc. 144A cv. sub. notes 5 3/4s, 2003                              1,980,000

Retail  (3.6%)
---------------------------------------------------------------------------------------------------------------------
       10,325,000  Baker (J.), Inc. cv. deb. 7s, 2002                                                       8,066,406
        4,650,000  Home Depot, Inc. cv. sub. notes 3 1/4s, 2001                                             4,644,188
        6,885,000  Michaels Stores, Inc. cv. sub. notes 6 3/4s, 2003                                        4,785,075
        4,300,000  Office Depot, Inc. cv. LYON zero %, 2007                                                 2,709,000
        2,825,000  Pier 1 Imports, Inc. cv. sub. notes 5 3/4s, 2003                                         2,839,125
        4,350,000  Price Co. cv. deb. 6 3/4s, 2001                                                          4,551,188
       11,500,000  Rite Aid Corp. cv. deb. zero %, 2006                                                     6,368,125
        2,350,000  Staples, Inc. 144A cv. sub. deb. 4 1/2s, 2000                                            2,458,688
        2,100,000  Sunglass Hut Inernational, Inc. 144A
                   cv. sub. notes 5 1/4s, 2003                                                              1,596,000
                                                                                                       --------------
                                                                                                           38,017,795

Semiconductors  (0.8%)
---------------------------------------------------------------------------------------------------------------------
        1,000,000  Integrated Device Technology, Inc.
                   cv. sub. notes 5 1/2s, 2002                                                                808,750
        3,600,000  National Semiconductor Corp. cv. deb. 6 1/2s, 2002                                       3,379,500
        3,835,000  Plasma & Materials Technologies, Inc. 144A
                   cv. notes 7 1/8s, 2001                                                                   3,940,463
                                                                                                       --------------
                                                                                                            8,128,713

Telecommunications  (1.3%)
---------------------------------------------------------------------------------------------------------------------
        3,775,000  MIDCOM Communications, Inc. 144A cv. sub. deb. 8 1/4s, 2003                              3,775,000
       19,000,000  Rogers Communications cv. deb. 2s, 2005 (Canada)                                        10,046,250
                                                                                                       --------------
                                                                                                           13,821,250

Transportation  (1.0%)
---------------------------------------------------------------------------------------------------------------------
GBP     3,300,000  British Airport Authority 144A cv. bonds 5 3/4s,
                   2006 (United Kingdom)                                                                    5,595,567
       $4,500,000  Continental Airlines, Inc. cv. sub. deb. 6 3/4s, 2006                                    4,635,000
                                                                                                       --------------
                                                                                                           10,230,567
                                                                                                       --------------
                   Total Convertible Bonds and Notes (cost $460,238,151)                                  480,220,070

COMMON STOCKS  (27.4%) *
NUMBER OF SHARES                                                                                                VALUE

Aerospace and Defense  (0.3%)
---------------------------------------------------------------------------------------------------------------------
           30,000  Lockheed Martin Corp.                                                                    2,688,750

Automotive  (0.9%)
---------------------------------------------------------------------------------------------------------------------
            2,800  Bayerische Motoren Werke (BMW) AG (Germany)                                              1,634,256
           72,780  Chrysler Corp.                                                                           2,447,228
           60,000  Ford Motor Co.                                                                           1,875,000
           76,000  General Motors Corp.                                                                     4,094,500
                                                                                                       --------------
                                                                                                           10,050,984

Banks  (3.6%)
---------------------------------------------------------------------------------------------------------------------
           74,000  Banc One Corp.                                                                           3,135,750
           31,000  BankAmerica Corp.                                                                        2,836,500
           41,500  Bankers Trust New York Corp.                                                             3,506,750
           30,000  Comerica, Inc.                                                                           1,593,750
           65,000  CoreStates Financial Corp.                                                               3,160,625
          110,000  Fleet Financial Group, Inc.                                                              5,486,250
           65,000  Great Western Financial Corp.                                                            1,820,000
           63,000  Keycorp                                                                                  2,937,375
           52,000  Morgan (J.P.) & Co., Inc.                                                                4,491,500
           60,000  National City Corp.                                                                      2,602,500
           27,000  NationsBank Corp.                                                                        2,544,750
          100,000  PNC Bank Corp.                                                                           3,625,000
                                                                                                       --------------
                                                                                                           37,740,750

Basic Industrial Products  (0.4%)
---------------------------------------------------------------------------------------------------------------------
           53,000  Deere (John) & Co.                                                                       2,212,750
           40,000  General Signal Corp.                                                                     1,630,000
                                                                                                       --------------
                                                                                                            3,842,750

Building and Construction  (0.2%)
---------------------------------------------------------------------------------------------------------------------
           31,000  Armstrong World Industries, Inc.                                                         2,069,250

Business Services and Equipment  (0.7%)
---------------------------------------------------------------------------------------------------------------------
           41,200  IBM Corp.                                                                                5,314,800
           49,000  Xerox Corp.                                                                              2,272,375
                                                                                                       --------------
                                                                                                            7,587,175

Chemicals  (1.3%)
---------------------------------------------------------------------------------------------------------------------
           50,000  Bayer AG ADR (Germany)                                                                   1,890,690
           32,000  Dow Chemical Co.                                                                         2,488,000
           35,000  du Pont (E.I.) de Nemours & Co., Ltd.                                                    3,246,250
           46,000  Eastman Chemical Co.                                                                     2,426,500
           30,000  Hoechst AG (Germany)                                                                     1,125,494
           65,000  Witco Chemical Corp.                                                                     2,015,000
                                                                                                       --------------
                                                                                                           13,191,934

Conglomerates  (1.5%)
---------------------------------------------------------------------------------------------------------------------
           50,000  Cooper Industries, Inc.                                                                  2,012,500
           40,000  General Motors Corp. Class H                                                             2,135,000
           70,000  ITT Industries, Inc.                                                                     1,627,500
           48,000  Minnesota Mining & Manufacturing Co.                                                     3,678,000
           38,000  TRW, Inc.                                                                                3,439,000
           22,000  United Technologies Corp.                                                                2,832,500
                                                                                                       --------------
                                                                                                           15,724,500

Consumer Durable Goods  (0.2%)
---------------------------------------------------------------------------------------------------------------------
           53,000  Whirlpool Corp.                                                                          2,504,250

Consumer Non Durables  (2.0%)
---------------------------------------------------------------------------------------------------------------------
           58,000  American Brands, Inc.                                                                    2,769,500
           50,000  Avon Products, Inc.                                                                      2,712,500
           20,000  Clorox Co.                                                                               2,182,500
           46,000  Kimberly-Clark Corp.                                                                     4,289,500
           30,000  Lowe's Cos., Inc.                                                                        1,211,250
           45,300  Philip Morris Cos., Inc.                                                                 4,195,913
           60,000  RJR Nabisco Holdings Corp. +                                                             1,732,500
           80,000  Universal Corp.                                                                          2,180,000
                                                                                                       --------------
                                                                                                           21,273,663

Electronics and Electrical Equipment  (1.3%)
---------------------------------------------------------------------------------------------------------------------
           40,000  Eaton Corp.                                                                              2,390,000
           20,000  Emerson Electric Co.                                                                     1,780,000
           16,000  General Electric Co.                                                                     1,548,000
           40,000  Hewlett-Packard Co.                                                                      1,765,000
           40,000  Motorola, Inc.                                                                           1,840,000
           25,000  Siemens AG (Germany)                                                                     1,288,702
           57,000  Texas Instruments, Inc.                                                                  2,743,125
                                                                                                       --------------
                                                                                                           13,354,827

Environmental Control  (0.2%)
---------------------------------------------------------------------------------------------------------------------
           75,000  WMX Technologies, Inc.                                                                   2,578,125

Food and Beverages  (1.1%)
---------------------------------------------------------------------------------------------------------------------
           68,000  Anheuser-Busch Cos., Inc.                                                                2,618,000
           39,000  General Mills, Inc.                                                                      2,227,875
           65,000  Heinz (H.J.) Co.                                                                         2,307,500
           70,000  Sara Lee Corp.                                                                           2,485,000
           80,000  Whitman Corp.                                                                            1,940,000
                                                                                                       --------------
                                                                                                           11,578,375

Health Care  (0.4%)
---------------------------------------------------------------------------------------------------------------------
           93,000  Baxter International, Inc.                                                               3,871,125

Insurance and Finance  (2.0%)
---------------------------------------------------------------------------------------------------------------------
           61,000  American General Corp.                                                                   2,272,250
           94,492  AON Corp.                                                                                5,456,913
           50,000  Beneficial Corp.                                                                         2,925,000
           18,000  CIGNA Corp.                                                                              2,349,000
           27,000  Lincoln National Corp.                                                                   1,309,500
           55,000  Federal National Mortgage Association                                                    2,151,875
           50,000  Norwest Corp.                                                                            2,193,750
          135,000  USF&G Corp.                                                                              2,565,000
                                                                                                       --------------
                                                                                                           21,223,288

Metals and Mining  (0.3%)
---------------------------------------------------------------------------------------------------------------------
           72,250  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                         2,095,250
           35,086  Freeport-McMoRan Copper & Gold Co., Inc. Class B                                         1,065,737
                                                                                                       --------------
                                                                                                            3,160,987

Oil and Gas  (2.3%)
---------------------------------------------------------------------------------------------------------------------
           77,857  Amoco Corp.                                                                              5,897,668
           22,000  British Petroleum PLC ADR (United Kingdom)                                               2,829,750
           30,000  Chevron, Inc.                                                                            1,972,500
           37,000  Exxon Corp.                                                                              3,279,125
           15,000  Mobil Corp.                                                                              1,751,250
          100,000  Occidental Petroleum Corp.                                                               2,450,000
           18,000  Royal Dutch Petroleum Co. PLC ADR (Netherlands)                                          2,976,750
           76,561  Total Corp. ADR (France)                                                                 2,985,879
                                                                                                       --------------
                                                                                                           24,142,922

Paper and Forest Products  (0.6%)
---------------------------------------------------------------------------------------------------------------------
           46,000  Temple Inland, Inc.                                                                      2,357,500
           82,000  Weyerhaeuser Co.                                                                         3,761,750
                                                                                                       --------------
                                                                                                            6,119,250

Pharmaceuticals and Biotechnology  (1.2%)
---------------------------------------------------------------------------------------------------------------------
           41,000  American Home Products Corp.                                                             2,511,250
           30,000  Bristol-Myers Squibb Co.                                                                 3,172,500
           89,000  Pharmacia & Upjohn, Inc.                                                                 3,204,000
           60,000  Warner-Lambert Co.                                                                       3,817,500
                                                                                                       --------------
                                                                                                           12,705,250

Photography  (0.8%)
---------------------------------------------------------------------------------------------------------------------
           79,844  Eastman Kodak Co.                                                                        6,367,559
           55,000  Polaroid Corp.                                                                           2,234,375
                                                                                                       --------------
                                                                                                            8,601,934

Pipelines  (0.2%)
---------------------------------------------------------------------------------------------------------------------
           43,000  Enron Corp.                                                                              1,999,500

Publishing  (0.5%)
---------------------------------------------------------------------------------------------------------------------
           67,100  Deluxe Corp.                                                                             2,189,138
           62,800  Times Mirror Co. Class A                                                                 2,904,500
                                                                                                       --------------
                                                                                                            5,093,638

Real Estate  (0.3%)
---------------------------------------------------------------------------------------------------------------------
          100,000  LTC Properties, Inc. (R)                                                                 1,700,000
           30,000  Meditrust Corp.  (R)                                                                     1,080,000
                                                                                                       --------------
                                                                                                            2,780,000

Retail  (1.5%)
---------------------------------------------------------------------------------------------------------------------
          100,000  Dayton Hudson Corp.                                                                      3,462,500
          270,000  K mart Corp.                                                                             2,632,500
           50,000  May Department Stores Co.                                                                2,368,750
           47,000  Penney (J.C.) Co., Inc.                                                                  2,467,500
           87,000  Rite Aid Corp.                                                                           2,958,000
           50,000  Sears, Roebuck & Co.                                                                     2,418,750
                                                                                                       --------------
                                                                                                           16,308,000

Savings and Loans  (0.2%)
---------------------------------------------------------------------------------------------------------------------
           85,000  Ahmanson (H.F.) & Co.                                                                    2,666,875

Transportation  (1.0%)
---------------------------------------------------------------------------------------------------------------------
           25,000  Conrail, Inc.                                                                            2,378,125
           27,000  Delta Air Lines, Inc.                                                                    1,913,625
           22,000  Norfolk Southern Corp.                                                                   1,960,750
           80,000  Ryder System, Inc.                                                                       2,380,000
           36,000  Union Pacific Corp.                                                                      2,020,500
                                                                                                       --------------
                                                                                                           10,653,000

Utilities  (2.4%)
---------------------------------------------------------------------------------------------------------------------
           46,000  Bell Atlantic Corp.                                                                      2,771,500
           53,000  BellSouth Corp.                                                                          2,159,750
           50,000  Cinergy Corp.                                                                            1,656,250
           81,000  Edison International                                                                     1,599,750
           47,000  GTE Corp.                                                                                1,979,875
           50,000  NYNEX Corp.                                                                              2,225,000
           43,000  Pacific Telesis Group                                                                    1,462,000
           40,000  Potomac Electric Power Co.                                                               1,025,000
           35,000  Public Service Co. of Colorado                                                           1,295,000
           55,000  Public Service Enterprise Group, Inc.                                                    1,478,125
           43,000  SBC Communications, Inc.                                                                 2,090,875
           71,600  Sprint Corp.                                                                             2,810,300
           38,000  Union Electric Co.                                                                       1,467,750
           20,000  Veba (Vereinigte Elektrizitaets
                   Bergwerks) AG (Germany)                                                                  1,064,163
                                                                                                       --------------
                                                                                                           25,085,338
                                                                                                       --------------
                   Total Common Stocks  (cost $226,713,162)                                               288,596,440

CONVERTIBLE PREFERRED STOCKS  (20.5%) *
NUMBER OF SHARES                                                                                                VALUE

Aerospace and Defense  (0.3%)
---------------------------------------------------------------------------------------------------------------------
           70,000  Kaman Corp. $3.25 cv. pfd.                                                               3,447,500

Automotive  (1.2%)
---------------------------------------------------------------------------------------------------------------------
           72,250  Federal Mogul Corp. $3.875 cv. pfd.                                                      4,624,000
           73,600  Ford Motor Co. Ser. A, $4.20 dep. shs. cv. pfd.                                          7,525,600
                                                                                                       --------------
                                                                                                           12,149,600

Banks  (2.3%)
---------------------------------------------------------------------------------------------------------------------
           63,000  Banc One Corp. Ser. C, $3.50 cv. pfd.                                                    5,197,500
           54,500  First Chicago Corp. Ser. B, $2.875 cv. pfd.                                              4,673,375
           31,500  Matewan Bancshares, Inc. Ser. A, $1.875 cv. pfd.                                           811,125
           60,000  Roosevelt Financial Group $ 3.25 cv. pfd.                                                3,795,000
           83,550  Sovereign Bancorp Inc. $3.13 cv. pfd.                                                    5,305,425
          103,350  Union Planters Corp. Ser. E, $2.00 cv. pfd.                                              4,444,050
                                                                                                       --------------
                                                                                                           24,226,475
Basic Industrial Products  (0.8%)
---------------------------------------------------------------------------------------------------------------------
           25,000  Case Corp. Ser. A, $4.50 cv. pfd.                                                        2,887,500
          120,450  Greenfield Industries, Inc. 144A $ 3.00 cv. pfd.                                         5,360,025
                                                                                                       --------------
                                                                                                            8,247,525
Broadcasting  (0.6%)
---------------------------------------------------------------------------------------------------------------------
           82,720  SFX Broadcasting, Inc. Ser. D, $3.25 cv. pfd.                                            4,673,680
          215,000  Triathlon Broadcasting Co. $ 0.945 cv. pfd.                                              2,150,000
                                                                                                       --------------
                                                                                                            6,823,680
Building and Construction  (0.3%)
---------------------------------------------------------------------------------------------------------------------
           70,000  Southdown, Inc. $2.875 cv. pfd.                                                          3,500,000

Business Equipment and Services  (0.4%)
---------------------------------------------------------------------------------------------------------------------
           47,000  Alco Standard Corp. $5.03 cv. pfd.                                                       4,077,250

Computers  (1.1%)
---------------------------------------------------------------------------------------------------------------------
          100,000  Vanstar Corp. 144A $3.375 cv. pfd.                                                       5,250,000
          110,500  Wang Laboratories, Inc. 144A Ser. B, $3.25 cv. pfd.                                      5,815,063
                                                                                                       --------------
                                                                                                           11,065,063

Consumer Non Durables  (0.6%)
---------------------------------------------------------------------------------------------------------------------
           71,075  Fieldcrest Cannon Ser. A, $3.00 cv. pfd.                                                 2,700,850
          186,500  RJR Nabisco Holdings. Ser. C, $0.6012 sr. cv. pfd.                                       1,049,063
          400,000  Tyco Toys, Inc. Ser. C, $0.4125 cv. pfd.                                                 2,650,000
                                                                                                       --------------
                                                                                                            6,399,913

Consumer Services  (1.0%)
---------------------------------------------------------------------------------------------------------------------
           67,800  Service Corp. $3.125 cv. pfd.                                                            6,373,200
           88,300  Wendy's Financing I Ser. A, $2.50 cv. pfd.                                               4,492,263
                                                                                                       --------------
                                                                                                           10,865,463

Electronics and Electrical Equipment  (0.1%)
---------------------------------------------------------------------------------------------------------------------
           65,400  Westinghouse Electric Corp. 144A Ser. C, $1.30 cv. pfd.                                  1,013,700

Entertainment  (0.3%)
---------------------------------------------------------------------------------------------------------------------
           67,770  Station Casinos, Inc. $3.50 cv. pfd.                                                     3,456,270

Food   (0.5%)
---------------------------------------------------------------------------------------------------------------------
           90,000  Chiquita Brands International, Inc. Ser. B, $3.75 cv. pfd.                               4,747,500

Insurance and Finance  (2.0%)
---------------------------------------------------------------------------------------------------------------------
          124,000  American General Delaware Corp. $3.00 cv. pfd.                                           6,479,000
           83,700  Penncorp Financial Group, Inc. 144A $3.50 cv.pfd.                                        4,896,450
          110,400  St. Paul Capital LLC $3.00 cv. pfd.                                                      5,796,000
           73,000  USF&G Corp. Ser. A, $4.10 cv. pfd.                                                       3,650,000
                                                                                                       --------------
                                                                                                           20,821,450

Metals and Mining  (1.9%)
---------------------------------------------------------------------------------------------------------------------
           38,866  Alumax, Inc. Ser. A, $4.00 cv. pfd.                                                      5,159,462
           57,125  Amax Gold, Inc. Ser. B, $3.75 cv. pfd.                                                   2,906,234
          292,300  Freeport-McMoRan Copper Co., Inc. $1.75 cv. pfd.                                         7,965,175
           90,400  Pittston Mineral Corp. 144A $3.125 dep. shs. cv. pfd.                                    3,435,200
                                                                                                       --------------
                                                                                                           19,466,071

Oil and Gas  (2.6%)
---------------------------------------------------------------------------------------------------------------------
           57,500  Ashland, Inc. $3.125 cv. pfd.                                                            3,830,938
          310,181  Atlantic Richfield Co. $2.23 cv. pfd.                                                    6,707,664
           65,000  Grant Geophysical, Inc. $2.4375 cv. pfd.                                                 1,161,875
           60,000  Lomak Petroleum, Inc. 144A $2.03 cv. pfd.                                                2,700,000
          116,800  Occidental Petroleum Corp. 144A $3.875 cv. pfd.                                          6,818,200
           75,520  Santa Fe Energy Resources, Inc. $1.40 cv. pfd.                                           1,840,800
           80,125  Tejas Gas Corp. $2.65 cv. pfd.                                                           4,206,563
                                                                                                       --------------
                                                                                                           27,266,040

Packaging and Containers  (0.7%)
---------------------------------------------------------------------------------------------------------------------
          103,000  Crown Cork & Seal Co., Inc. $4.50 cv. pfd.                                               4,789,500
           25,000  Interpool, Inc. $5.75 cv. pfd.                                                           2,500,000
                                                                                                       --------------
                                                                                                            7,289,500

Paper and Forest Products  (0.6%)
---------------------------------------------------------------------------------------------------------------------
           90,000  Boise Cascade Corp. Ser. G, $1.58 cv. pfd.                                               2,328,750
           86,000  International Paper Co. $2.63 cv. pfd.                                                   4,074,250
                                                                                                       --------------
                                                                                                            6,403,000

Real Estate  (1.2%)
---------------------------------------------------------------------------------------------------------------------
           92,000  Insignia Financial Group, Inc. 144A $3.25 cv. pfd.                                       4,738,000
           63,500  Oasis Residential, Inc. Ser. A, $2.25 cv. pfd. (R)                                       1,524,000
          195,000  Security Capital Pacific Trust Ser. A, $1.75 cv. pfd.                                    5,240,625
           74,490  Tanger Factory Outlet Centers $1.575 cv. pfd. (R)                                        1,620,158
                                                                                                       --------------
                                                                                                           13,122,783

Retail  (0.6%)
---------------------------------------------------------------------------------------------------------------------
          130,000  K mart Financing I $3.875 cv. pfd.                                                       6,175,000

Savings and Loans  (0.6%)
---------------------------------------------------------------------------------------------------------------------
           90,000  Ahmanson (H.F.) & Co. $3.00 cv. pfd.                                                     6,086,250

Telecommunications  (0.8%)
---------------------------------------------------------------------------------------------------------------------
          125,000  Airtouch Communications, Inc. Ser. C, $2.125 cv. pfd.                                    5,796,875
           77,000  Tele-Communications (TCI Group) Ser. A, $2.125 cv. pfd.                                  2,853,813
                                                                                                       --------------
                                                                                                            8,650,688
                                                                                                       --------------
                   Total Convertible Preferred Stocks  (cost $203,894,903)                                215,300,721

UNITS  (0.9%) *
NUMBER OF UNITS                                                                                                 VALUE
---------------------------------------------------------------------------------------------------------------------
        1,400,000  Dart & Kraft Inc. company guaranty units 7 3/4s, 1998                                    4,410,000
               87  Sakura Finance 144A $0.75 cv. pfd. units (Bermuda)                                       5,191,688
                                                                                                       --------------
                   Total Units (cost $7,774,815)                                                            9,601,688

FOREIGN GOVERNMENT BONDS AND NOTES  (0.4%) *(cost $4,300,000)
PRINCIPAL AMOUNT                                                                                                VALUE
---------------------------------------------------------------------------------------------------------------------
       $4,300,000  Italy (Government of) cv. notes 5s, 2001                                                 4,348,375

CORPORATE BONDS AND NOTES  (0.3%) *(cost $3,210,625)
PRINCIPAL AMOUNT                                                                                                VALUE
---------------------------------------------------------------------------------------------------------------------
       $2,500,000  Siemens Capital Corp. Co. Guaranty 8s, 2002 (Germany)                                    3,300,000

SHORT-TERM INVESTMENTS  (4.0%) *
PRINCIPAL AMOUNT                                                                                                VALUE
---------------------------------------------------------------------------------------------------------------------
      $20,000,000  Federal Home Loan Bank effective yield of 5.20%, November 21, 1996                      19,942,222
       22,000,000  Interest in $500,000,000 joint repurchase agreement dated
                   October 31, 1996 with Lehman Brothers Inc. due  November 1, 1996 with respect to various U.S. Treasury obligations -- maturity
                   value of $22,003,379 for an effective yield of 5.53%.                                   22,003,379
                                                                                                       --------------
                   Total Short-Term Investments  (cost $41,945,601)                                        41,945,601
---------------------------------------------------------------------------------------------------------------------
                   Total Investments ($948,077,257) ***                                                 1,043,312,895
---------------------------------------------------------------------------------------------------------------------

*                  Percentages indicated are based on net assets of $1,051,740,628.

*** The aggregate identified cost on a tax basis is $948,045,395, resulting in gross unrealized appreciation and depreciation of $123,806,176 and $28,538,676, respectively, or net unrealized appreciation of $95,267,500.

++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest at this rate.

(2 double daggers) Income may be received in cash or additional securities at the discretion of the issuer.

(R)                Real Estate Investment Trust.

                   144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                   ADR or ADS after the name of a foreign holding stands for American Depository Receipts or American Depository
                   Shares, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.


-----------------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 1996
(aggregate face value $13,822,037)
                           Market                Aggregate Face         Delivery           Unrealized
                            Value                    Value                Date           Appreciation
-----------------------------------------------------------------------------------------------------
Japanese Yen           $8,960,125                $9,397,772              5/31/01             $437,647
Japanese Yen               32,978                    34,583             11/30/00                1,605
Japanese Yen               32,294                    34,054              5/31/00                1,760
Japanese Yen               31,702                    33,432             11/30/99                1,730
Japanese Yen               30,915                    32,798               6/1/99                1,883
Japanese Yen               30,283                    32,171             11/30/98                1,888
Japanese Yen               29,536                    31,538               6/1/98                2,002
Japanese Yen            3,776,824                 4,042,340              1/28/98              265,516
Japanese Yen               28,825                    30,847              12/1/97                2,022
Japanese Yen               43,717                    46,962              7/28/97                3,245
Japanese Yen               28,109                    30,151               6/2/97                2,042
Japanese Yen               42,606                    45,962              1/28/97                3,356
Japanese Yen               27,411                    29,427              12/2/96                2,016
-----------------------------------------------------------------------------------------------------
                                                                                             $726,712
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1996

Assets
----------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $948,077,257) (Note 1)                             $1,043,312,895
----------------------------------------------------------------------------------------------------------------------
Cash                                                                                                         4,787,311
----------------------------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                                    8,227,419
----------------------------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                                       2,074,431
----------------------------------------------------------------------------------------------------------------------
Receivable for securities sold                                                                              12,524,641
----------------------------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                                                 726,712
----------------------------------------------------------------------------------------------------------------------
Total assets                                                                                             1,071,653,409

Liabilities
----------------------------------------------------------------------------------------------------------------------
Payable for securities purchased                                                                            16,849,697
----------------------------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                                     900,522
----------------------------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                                 1,531,835
----------------------------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                                     166,686
----------------------------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                                    4,734
----------------------------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                                     4,491
----------------------------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                                         316,483
----------------------------------------------------------------------------------------------------------------------
Other accrued expenses                                                                                         138,333
----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                           19,912,781
----------------------------------------------------------------------------------------------------------------------
Net assets                                                                                              $1,051,740,628

Represented by
----------------------------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                                           $873,233,274
----------------------------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                                 4,736,917
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign currency transactions (Note 1)                     77,808,087
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities in foreign currencies                 95,962,350
----------------------------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to capital shares outstanding                                $1,051,740,628

Computation of net asset value and offering price
----------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share ($898,485,537 divided by 42,292,622 shares)              $21.24
----------------------------------------------------------------------------------------------------------------------
Offering price per Class A share (100/94.25 of $21.24)*                                                         $22.54
----------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share ($146,127,338 divided by 6,930,055 shares)**               $21.09
----------------------------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share ($7,127,753 divided by 337,162 shares)                   $21.14
----------------------------------------------------------------------------------------------------------------------
Offering price per Class M share (100/96.50 of $21.14)*                                                         $21.91
----------------------------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended October 31, 1996

Investment inome:
---------------------------------------------------------------------------------------------------------
Interest income                                                                               $28,562,631
---------------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $110,214)                                                     19,138,378
---------------------------------------------------------------------------------------------------------
Total investment income                                                                        47,701,009
---------------------------------------------------------------------------------------------------------
Expenses:
---------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                                5,724,182
---------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                  1,462,698
---------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                                  27,299
---------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                   13,714
---------------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                           2,090,093
---------------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                           1,096,336
---------------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                              34,764
---------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                            86,555
---------------------------------------------------------------------------------------------------------
Registration fees                                                                                  40,514
---------------------------------------------------------------------------------------------------------
Auditing                                                                                           65,140
---------------------------------------------------------------------------------------------------------
Legal                                                                                              14,728
---------------------------------------------------------------------------------------------------------
Postage                                                                                           200,786
---------------------------------------------------------------------------------------------------------
Other                                                                                             103,044
---------------------------------------------------------------------------------------------------------
Total expenses                                                                                 10,959,853
---------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                       (373,564)
---------------------------------------------------------------------------------------------------------
Net expenses                                                                                   10,586,289
---------------------------------------------------------------------------------------------------------
Net investment income                                                                          37,114,720
---------------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                               79,060,185
---------------------------------------------------------------------------------------------------------
Net realized gain on foreign currency translation (Note 1)                                          1,924
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign currencies during the year       726,712
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                                     44,550,728
---------------------------------------------------------------------------------------------------------
Net gain on investments                                                                       124,339,549
---------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                         $161,454,269
---------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets

                                                                                    Year ended October 31
                                                                           ---------------------------------
                                                                                  1996                  1995
                                                                            ---------------------------------

Increase in net assets
------------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------------
Net investment income                                                      $37,114,720           $35,523,538
------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                            79,062,109            31,193,122
------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                  45,277,440            37,340,783
------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                       161,454,269           104,057,443
------------------------------------------------------------------------------------------------------------
Distributions to shareholders
------------------------------------------------------------------------------------------------------------
From net investment income:
     Class A                                                               (39,696,713)          (36,798,209)
------------------------------------------------------------------------------------------------------------
     Class B                                                                (4,495,021)           (2,264,082)
------------------------------------------------------------------------------------------------------------
     Class M                                                                  (207,655)              (28,669)
------------------------------------------------------------------------------------------------------------
From net realized gain on investments:
     Class A                                                               (27,754,648)          (42,106,385)
------------------------------------------------------------------------------------------------------------
     Class B                                                                (3,021,352)           (2,126,191)
------------------------------------------------------------------------------------------------------------
     Class M                                                                   (80,667)                   --
------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                          131,834,466            83,596,336
------------------------------------------------------------------------------------------------------------
Total increase in net assets                                               218,032,679           104,330,243
------------------------------------------------------------------------------------------------------------
Net assets
------------------------------------------------------------------------------------------------------------
Beginning of year                                                          833,707,949           729,377,706
------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $4,736,917 and $10,950,119, respectively)                     $1,051,740,628          $833,707,949
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                                       March 13, 1995
                                                                                       (commencement
                                                                 Year ended            of operations)       Year ended
                                                                 October 31            to October 31        October 31
                                                        --------------------------------------------------------------
                                                                        1996                1995                  1996
                                                        --------------------------------------------------------------
                                                                               Class M
                                                        --------------------------------------------------------------
Net asset value, beginning of period                                  $19.37              $17.79                $19.30
---------------------------------------------------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                  0.73(d)               .64                  .66(d)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                 2.65                 1.64                 2.68
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                       3.38                 2.28                 3.34
---------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------
From net investment income                                             (.90)                (.70)                (.84)
---------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                  (.71)                  --                 (.71)
---------------------------------------------------------------------------------------------------------------------
Total distributions                                                   (1.61)                (.70)               (1.55)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $21.14               $19.37               $21.09
---------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                     18.30                12.99*               18.14
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                             $7,128               $1,753             $146,127
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                         1.54                 1.04*                1.81
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)               3.55                 2.89*                3.26
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                61.43                69.52                61.43
---------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                    $0.0508                                   $0.0508
---------------------------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                                      July 15, 1993
                                                                                                      (commencement
                                                                                                  of operations) to
                                                                       Year ended October 31             October 31
                                                       ------------------------------------------------------------
                                                                     1995                 1994                 1993
                                                       ------------------------------------------------------------
                                                                                                 Class B
                                                       ------------------------------------------------------------
Net asset value, beginning of period                               $19.00               $20.35               $19.53
-------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                 .69                  .74                  .23
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments               1.61                 (.55)                 .82
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     2.30                  .19                 1.05
-------------------------------------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------------------------------------
From net investment income                                           (.84)                (.66)                (.23)
-------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                               (1.16)                (.88)                  --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                 (2.00)               (1.54)                (.23)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $19.30               $19.00               $20.35
-------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                   13.54                 1.00                 5.43*
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                          $75,309              $31,432               $4,439
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                       1.91                 1.71                  .52*
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)             3.92                 3.58                  .91*
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                              69.52                48.37                66.63
-------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)
-------------------------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                             Year ended October 31
                                                       -------------------------------------------------------------
                                                                      1996                 1995                 1994
                                                       -------------------------------------------------------------
                                                                                         Class A
                                                       -------------------------------------------------------------
Net asset value, beginning of period                                $19.42               $19.09               $20.38
--------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                  .81(d)               .85                  .81
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                2.70                 1.60                 (.46)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                      3.51                 2.45                  .35
--------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------
From net investment income                                            (.98)                (.96)                (.74)
--------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                 (.71)               (1.16)                (.90)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (1.69)               (2.12)               (1.64)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $21.24              $19.42               $19.09
--------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                    18.99                14.38                 1.84
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                           $898,486            $756,645             $697,946
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                        1.06                 1.16                  .96
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)              3.99                 4.64                 4.16
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               61.43                69.52                48.37
--------------------------------------------------------------------------------------------------------------------
Average commission rate paid (c)                                   $0.0508
--------------------------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                        ------------------------------
                                                                             1993                 1992
                                                                        ------------------------------
Net asset value, beginning of period                                       $17.60               $15.78
------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------
Net investment income                                                         .87                  .89
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                       2.87                 1.89
------------------------------------------------------------------------------------------------------
Total from investment operations                                             3.74                 2.78
------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------
From net investment income                                                   (.96)                (.96)
------------------------------------------------------------------------------------------------------
From net realized gain on investments                                          --                   --
------------------------------------------------------------------------------------------------------
Total distributions                                                          (.96)                (.96)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $20.38               $17.60
------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%)(a)                           21.74                18.16
------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                 $707,969             $599,866
------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                                .96                 1.11
------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                     4.55                 5.32
------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                      66.63                59.89
------------------------------------------------------------------------------------------------------
Average commission rate paid (c)
------------------------------------------------------------------------------------------------------

 *   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b)  The ratio of expenses to average net assets for the year ended October 31, 1995 and thereafter, includes amounts paid through expense offset and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2).

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.

(d) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
October 31, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks current income and capital appreciation by investing primarily in bonds and preferred stocks convertible into common stock with capital preservation as a secondary objective.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, losses on wash sale transactions and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 1996, the fund reclassified $1,071,467 to increase undistributed net investment income and $7,835 to decrease paid-in-capital, with a decrease to accumulated net realized gain on investments of $1,063,632. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $1.5 billion subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 1996, fund expenses were reduced by $373,564 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,490 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended October 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $324,646 and $14,083 from the sale of class A and class M shares, respectively and $133,826 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended October 31, 1996, Putnam Mutual Funds Corp., acting as underwriter received $2,194 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended October 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $657,706,917 and $552,275,621, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At October 31, 1996, there was an unlimited number of shares of beneficial interest authorized.

                                   Year ended
                                 October 31, 1996
----------------------------------------------------
Class A                     Shares           Amount
----------------------------------------------------
Shares sold              6,225,633    $ 126,621,311
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            2,946,646       58,192,170
----------------------------------------------------
                         9,172,279      184,813,481

Shares
repurchased             (5,850,929)    (119,160,209)
----------------------------------------------------
Net increase             3,321,350     $ 65,653,272
----------------------------------------------------

                                   Year ended
                                 October 31, 1995
----------------------------------------------------
Class A                     Shares           Amount
----------------------------------------------------
Shares sold              4,766,671     $ 87,884,467
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            3,881,585       68,270,063
----------------------------------------------------
                         8,648,256      156,154,530

Shares
repurchased             (6,229,598)    (116,013,292)
----------------------------------------------------
Net increase             2,418,658     $ 40,141,238
----------------------------------------------------

                                  Year ended
                                October 31, 1996
----------------------------------------------------
Class B                    Shares           Amount
----------------------------------------------------
Shares sold             3,655,578     $ 74,061,724
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             303,647        5,977,026
----------------------------------------------------
                        3,959,225       80,038,750

Shares
repurchased              (931,979)     (18,858,855)
----------------------------------------------------
Net increase            3,027,246     $ 61,179,895
----------------------------------------------------

                                   Year ended
                                 October 31, 1995
----------------------------------------------------
Class B                   Shares             Amount
----------------------------------------------------
Shares sold            2,743,660       $ 51,118,308
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            188,683          3,340,889
----------------------------------------------------
                       2,932,343         54,459,197

Shares
repurchased             (683,424)       (12,747,189)
----------------------------------------------------
Net increase           2,248,919       $ 41,712,008
----------------------------------------------------
                                  Year ended
                                October 31, 1996
----------------------------------------------------
Class M                  Shares              Amount
----------------------------------------------------
Shares sold             330,113         $ 6,691,625
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            12,651             252,193
----------------------------------------------------
                        342,764           6,943,818

Shares
repurchased             (96,145)         (1,942,519)
----------------------------------------------------
Net increase            246,619         $ 5,001,299
----------------------------------------------------

                                March 13, 1995
                               (commencement of
                                 operations) to
                                October 31, 1995
----------------------------------------------------
Class M                  Shares              Amount
----------------------------------------------------
Shares sold             115,560         $ 2,231,842
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             1,279              24,919
----------------------------------------------------
                        116,839           2,256,761

Shares
repurchased             (26,296)           (513,671)
----------------------------------------------------
Net increase             90,543          $1,743,090
----------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, as amended, the Fund hereby designates $0.448 per share (or if different, the amount necessary to offset net capital gain earned by the Fund) for all classes of shares as capital gain dividends for its taxable year ended October 31, 1996.

The fund has designated 26.94% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Putnam Convertible Income-Growth Trust
Results of July 31, 1996 shareholder meeting


An annual meeting of shareholders of the fund was held on July 31, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                          Votes
                                 Votes for               withheld

Jameson Adkins Baxter            32,777,157               657,812
Hans H. Estin                    32,764,520               670,448
John A. Hill                     32,790,178               644,790
R.J. Jackson                     32,778,077               656,890
Elizabeth T. Kennan              32,758,255               676,713
Lawrence J. Lasser               32,771,294               663,674
Robert E. Patterson              32,783,159               651,809
Donald S. Perkins                32,776,195               658,773
William F. Pounds                32,780,147               654,821
George Putnam                    32,774,850               660,118
George Putnam, III               32,748,970               685,998
Eli Shapiro                      32,714,899               720,069
A.J.C. Smith                     32,766,179               668,789
W. Nicholas Thorndike            32,761,939               673,029

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 31,940,021 votes for, and 346,445 votes against, with 1,148,502 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
26,721,110 votes for, and 4,450,543 votes against, with 2,263,315 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 28,534,946 votes for, and 2,433,423 votes against, with 2,466,599 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
27,606,188 votes for, and 3,290,558 votes against, with 2,538,222 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
28,294,343 votes for, and 2,691,946 votes against, with 2,448,679 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
28,929,438 votes for, and 2,047,455 votes against, with 2,458,075 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 25,227,097 votes for, and 5,723,352 votes against, with 2,484,519 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to underwriting was approved as follows: 28,486,103 votes for, and 2,246,815 votes against, with 2,702,050 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests was approved as follows: 28,141,273 votes for, and 2,909,880 votes against, with 2,383,815 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to option transactions was approved as follows: 25,225,951 votes for, and 5,690,850 votes against, with 2,518,167 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in issuers that have been in operation for less than three years was approved as follows: 25,920,481 votes for, and 5,058,642 votes against, with 2,455,845 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 28,270,371 votes for, and 2,658,059 votes against, with 2,506,538 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 24,977,656 votes for, and 5,963,592 votes against, with 2,493,720 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 27,757,372 votes for, and 3,175,668 votes against, with 2,501,928 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 25,212,747 votes for, and 5,674,133 votes against, with 2,548,088 abstentions and broker non-votes.

A proposal to amend the fund's Agreement and Declaration of Trust with respect to purchase of certain illiquid securities was approved as follows: 24,992,969 votes for, and 5,870,465 votes against, with 2,571,534 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to invest to gain control of a company's management was approved as follows: 28,319,265 votes for, and 2,656,177 votes against, with 2,459,526 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in warrants was approved as follows:
28,293,968 votes for, and 2,662,632 votes against, with 2,478,368 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Peter Carman
Vice President

Thomas V. Reilly
Vice President

Hugh H. Mullin
Vice President and Fund Manager

Charles G. Pohl
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29197/008/223/920                      12/96